Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2025 (the “Second Amendment Effective Date”) is entered into by and among I3 VERTICALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, HoldCo, the Guarantors, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, entered into that certain Credit Agreement dated as of May 8, 2023 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as contemplated hereby; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.    Amendments to Credit Agreement.
(a)    The following definition in Section 1.01 of the Credit Agreement is hereby restated to read as follows:
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Second Amendment Effective Date is $400,000,000.
(b)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Healthcare Business Entities” means the Subsidiaries listed on Schedule 1.01(d).
“Healthcare Business Disposition” means the Disposition of all of the Equity Interests of the Healthcare Business Entities pursuant to the Healthcare Business Purchase Agreement, for approximately $96,000,000.

“Healthcare Business Purchase Agreement” means that certain securities purchase agreement, to be dated on or about the Second Amendment Effective Date, by and among the Borrower, as the Seller Parent (as defined therein) and i3 Healthcare Solutions, LLC, as the Seller (as defined therein), on the one hand, and Infinx, Inc., as Buyer (as defined therein), on the other hand.
“Healthcare Business Reorganization” means the transfer by HoldCo, the Borrower and its Subsidiaries of certain assets and liabilities related to the Borrower’s healthcare business to the Healthcare Business Entities as required to consummate the Healthcare Business Disposition in accordance with the Healthcare Business Purchase Agreement.
“Second Amendment Effective Date” means May 5, 2025.
(c)    Section 7.05 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (d), (ii) change the “.” at the end of clause (e) to “;” and (iii) to add the following new clause (f) to read as follows:
(f)    the Healthcare Business Reorganization; and
(d)    Section 7.05 of the Credit Agreement is hereby amended to add the following new clause (g) to read as follows:
(g)    the Healthcare Business Disposition; provided that (i) immediately before and immediately after the consummation thereof, no Default shall exist, (ii) the Loan Parties shall be in compliance with the financial covenants set forth in Section 7.11 recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such Disposition on a Pro Forma Basis, and (iii) the Borrower shall deliver a certificate from a Responsible Officer in form and detail reasonably satisfactory to the Administrative Agent confirming the foregoing.
        (e)     A new Schedule 1.01(d) is hereby added to the Credit Agreement in the form of Schedule 1.01(d) attached hereto.

(f)    Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with Schedule 2.01 attached hereto.

4.    Authorization to Release Guarantors. The Required Lenders hereby agree that, upon the consummation of the Healthcare Business Disposition, the Administrative Agent is authorized to (a) release any Guarantor that is a Healthcare Business Entity from its obligations under the Guaranty and (b) release its Liens on the assets of any Healthcare Business Entity.
5.    Conditions Precedent. This Agreement shall be effective upon the satisfaction of each of the following conditions precedent:
(a)     the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)    the Borrower shall have paid all fees required to be paid to the Administrative Agent on or before the Second Amendment Effective Date or such fees shall be paid substantially contemporaneously with the occurrence thereof; and
(c)    to the extent represented by an invoice delivered to the Borrower at least three Business Days prior to the Second Amendment Effective Date, the Borrower shall have paid of all fees and expenses required to be paid on or before the Second Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent, or such fees and expenses shall be paid substantially contemporaneously with the occurrence thereof.
5.    Miscellaneous.

(a)    This Agreement shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)    Each Loan Party hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms except as expressly amended hereby and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

(d)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date after giving effect to this Amendment (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment and (iv) the representations and warranties of such Loan Party set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:        I3 VERTICALS, LLC, a Delaware limited liability company

By:    /s/ Paul Maple
Name:    Paul Maple
Title:    General Counsel and Secretary

GUARANTORS:        I3 VERTICALS, INC., a Delaware corporation
I3 VERTICALS MANAGEMENT SERVICES, INC., a Delaware corporation
CP-DBS, LLC, a Delaware limited liability company
I3-SOFTWARE & SERVICES, LLC, a Delaware limited liability company
I3-SPLASH, LLC, a Delaware limited liability company
I3-BEARCAT, LLC, a Delaware limited liability company
I3-MPN, LLC, a Delaware limited liability company
I3 HEALTHCARE SOLUTIONS, LLC, a Delaware limited liability company
AD VALOREM RECORDS, INC., a Texas corporation
I3 HOLDINGS SUB, INC., a Delaware corporation
MENTIS TECHNOLOGY, INC., a Delaware corporation
ON-LINE INFORMATION SERVICES, INC., an Alabama corporation
ACS-MEDICAL BUSINESS SOLUTIONS, LLC,
a Delaware limited liability company
DUXWARE, LLC, a Delaware limited liability company
H-PAC COMPUTER SYSTEMS, LLC, a Delaware limited liability company
I3-BIS, LLC, a Delaware limited liability company
I3-IMAGESOFT, LLC, a Delaware limited liability company
I3-IMED, LLC, a Delaware limited liability company
I3-MILESTONE, LLC, a Delaware limited liability company
I3-MSI CONSULTING, an Arkansas limited liability company
I3-SSI, LLC, a Delaware limited liability company
KIRIWORKS, LLC, a Delaware limited liability company
CELTIC CROSS HOLDINGS, INC., an Arizona corporation
CELTIC GLOBAL INC, an Arizona corporation
CELTIC NOMINEE HOLDINGS, LLC, a Delaware limited liability company
I3-BIS INDIANA, LLC, an Indiana limited liability company
ACCUFUND, INC., a Colorado corporation

By:    /s/ Paul Maple
Name:    Paul Maple
Title:    General Counsel and Secretary

i3 VERTICALS, LLC
SECOND AMENDMENT

ADMINISTRATIVE
AGENT:            JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:    /s/ Elizabeth O’ Conor
Name:    Elizabeth O’Conor
Title:    Authorized Officer

LENDERS:            JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swingline Lender
By:    /s/ Elizabeth O’ Conor
Name:    Elizabeth O’ Conor
Title:    Authorized Officer

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Ross Florey
Name:    Ross Florey
Title:    Senior Vice President

REGIONS BANK,
as a Lender
By:    /s/ Michael Stein
Name:    Michael Stein
Title:    Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ John R. Macks
Name:    John R. Macks
Title:    Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Thomas M. Paulk
Name:    Thomas M. Paulk
Title:    Senior Vice President
i3 VERTICALS, LLC
SECOND AMENDMENT

FIRSTBANK,
as a Lender
By:    /s/ Carla R. Melton
Name:    Carla R. Melton
Title:    Vice President

PINNACLE BANK, a Tennessee bank,
as a Lender
By:    /s/ William H. Deihl
Name:    William H. Deihl
Title:    Senior Vice President

FIRST HORIZON BANK,
as a Lender
By:    /s/ Craig Bechtel
Name:    Craig Bechtel
Title:    Senior Vice President

RAYMOND JAMES BANK,
as a Lender
By:    /s/ Chelsea Oppenheim
Name:    Chelsea Oppenheim
Title:    Vice President

i3 VERTICALS, LLC
SECOND AMENDMENT

Schedule 1.01(d)

HEALTHCARE BUSINESS ENTITIES

H-Pac Computer Systems, LLC
DuxWare, LLC
ACS-Medical Business Solutions, LLC
i3-iMed, LLC